AMERICAN STORES COMPANY
                                  $500,000,000
                           MEDIUM-TERM NOTES, SERIES B
                     Due 9 Months or More from Date of Issue
                             Distribution Agreement


March 5, 1998



J.P. Morgan Securities Inc.
Merrill Lynch & Co.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Morgan Stanley & Co. Incorporated
Salomon Brothers Inc
c/o J.P. Morgan Securities Inc.
    60 Wall Street
    New York, New York 10260

Ladies and Gentlemen:

        American Stores Company, a Delaware corporation (the "COMPANY"), confirms its agreement with each of you with respect to the issue and sale from time to time by the Company of its Medium-Term Notes, Series B due 9 months or more from date of issue (the "SECURITIES") in an aggregate initial offering price of up to $500,000,000 (or the equivalent thereof in one or more foreign currencies or composite currencies), as such amount shall be reduced by the aggregate initial offering price of any other securities issued by the Company, whether within or without the United States ("OTHER SECURITIES") pursuant to the registration statement referred to below after the initial issuance of $500,000,000 of securities outside of this program, and agrees with each of you (individually, an "AGENT", and collectively, the "AGENTS", which term shall include any additional agents appointed pursuant to Section 13 hereof) as set forth in this Agreement. The Securities will be issued under an indenture dated as of May 1, 1995 (the "INDENTURE") between the Company and The First National Bank of Chicago, as Trustee (the "TRUSTEE"). The Securities shall have the maturities, interest rates, redemption provisions, if any, and other terms set forth in the Prospectus referred to below as it may be amended or supplemented from time to time. The
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Securities will be issued,  and the terms and rights thereof  established,  from time to time by the Company in accordance with the Indenture.

        On the basis of the representations and warranties herein contained, but subject to the terms and conditions stated herein and to the reservation by the Company of the right to sell Securities directly to investors (other than broker-dealers) on its own behalf, the Company hereby (i) appoints the Agents as the exclusive agents of the Company (subject to Section 13 hereof) for the purpose of soliciting and receiving offers to purchase Securities from the Company by others pursuant to Section 2(a) hereof and (ii) agrees that, except as otherwise contemplated herein, whenever it determines to sell Securities directly to any Agent as principal, it will enter into a separate agreement (each such agreement a "TERMS AGREEMENT"), substantially in the form of Exhibit A hereto, relating to such sale in accordance with Section 2(b) hereof.

        The Company has prepared and filed with the Securities and Exchange Commission (the "COMMISSION") in accordance with the provisions of Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder (collectively, the "SECURITIES ACT"), a registration statement (the file number of which is 333-43251) on Form S-3, relating to the Securities to be issued from time to time by the Company. The Company also has filed with, or proposes to file with, the Commission pursuant to Rule 424 under the Securities Act a prospectus supplement describing certain terms of the Securities. The registration statement as amended to the date of this Agreement is hereinafter referred to as the "REGISTRATION STATEMENT" and the related prospectus covering the Securities and the Other Securities included in the Registration Statement is hereinafter referred to as the "BASIC PROSPECTUS". The Basic Prospectus as supplemented by the prospectus supplement specifically relating to the Securities in the form first used to confirm sales of the Securities is hereinafter referred to as the "PROSPECTUS". If at any time the Company has filed an abbreviated registration statement pursuant to Rule 462(b) under the Securities Act (the "RULE 462 REGISTRATION STATEMENT"), then any reference herein to the term "REGISTRATION STATEMENT" shall be deemed to include such Rule 462 Registration Statement. Any reference in this Agreement to the Registration Statement, the Basic Prospectus, any preliminary form of Prospectus (a "PRELIMINARY PROSPECTUS") previously filed with the Commission pursuant to Rule 424 or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Securities Act which were filed under the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder (collectively, the "EXCHANGE ACT") on or before the date of this Agreement or the date of the Basic Prospectus, any preliminary prospectus or the Prospectus, as the case may be; and any reference to "amend", "amendment" or "supplement" with respect to the Registration Statement, the

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Basic Prospectus, any preliminary prospectus or the Prospectus, including any supplement to the Prospectus that sets forth only the terms of a particular issue of the Securities (a "PRICING SUPPLEMENT"), shall be deemed to refer to and include any documents filed under the Exchange Act after the date of this Agreement, or the date of the Basic Prospectus, any preliminary prospectus or the Prospectus, as the case may be, which are deemed to be incorporated by reference therein.

        1. Representations. The Company represents and warrants to, and agrees with, each Agent as of the Commencement Date (as hereinafter defined), as of each date on which the Company accepts an offer to purchase Securities (including any purchase by an Agent as principal pursuant to a Terms Agreement or otherwise), as of each date the Company issues and sells Securities and as of each date the Registration Statement or the Prospectus is amended or supplemented, as follows (it being understood that such representations and warranties shall be deemed to relate to the Registration Statement, the Basic Prospectus and the Prospectus, each as amended or supplemented to each such date):

              (a) the Registration Statement has been declared effective by the Commission under the Securities Act; no stop order suspending the effectiveness of the Registration Statement has been issued and no proceeding for that purpose has been instituted or, to the knowledge of the Company, threatened by the Commission; and the Registration Statement and Prospectus (as amended or supplemented, if applicable) comply, or will comply, as the case may be, in all material respects with the Securities Act and the Trust Indenture Act of 1939, as amended, and the rules and regulations of the Commission thereunder (collectively, the "TRUST INDENTURE ACT"), and do not and will not, as of the applicable effective date as to the Registration Statement and any amendment or supplement thereto and as of the date of the Prospectus and any amendment or supplement thereto, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; except that the foregoing representations and warranties shall not apply to (i) that part of the Registration Statement which constitutes the Statement of Eligibility and Qualification (Form T-1) under the Trust Indenture Act of the Trustee, and (ii) statements or omissions in the Registration Statement or the Prospectus made in reliance upon and in conformity with information relating to any Agent furnished to the Company in writing by such Agent expressly for use therein;

              (b) except for statements in such documents which do not constitute part of the Registration Statement or the Prospectus pursuant to

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

        Rule 412 of Regulation C under the Securities Act and after substituting therefor any modifying or superseding statements, the documents incorporated by reference in the Prospectus, when they were filed with the Commission, or if applicable, became effective, conformed in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and any further documents so filed and incorporated by reference in the Prospectus, or any further amendment or supplement thereto, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

              (c) the financial statements, and the related notes thereto, included or incorporated by reference in the Registration Statement and the Prospectus present fairly, in all material respects, the financial position of the Company and its consolidated subsidiaries as of the dates indicated and the results of their operations and the changes in their consolidated cash flows for the periods specified; said financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis, and the supporting schedules included or incorporated by reference in the Registration Statement present fairly, in all material respects, the information required to be stated therein as of the dates indicated; and the pro forma financial information, and the related notes thereto, if any, included or incorporated by reference in the Registration Statement and the Prospectus has been prepared in accordance with the applicable requirements of the Securities Act and the Exchange Act, as applicable and is based upon good faith estimates and assumptions believed by the Company to be reasonable;

              (d) since the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been any material adverse change in the business, business prospects, financial position, shareholders' equity or results of operations of the Company and its subsidiaries, taken as a whole, otherwise than as set forth or contemplated in the Prospectus;

              (e) the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of

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

        Delaware, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, other than where the failure to be so qualified or in good standing would not have a material adverse effect on the Company and its subsidiaries taken as a whole;

              (f) each Significant Subsidiary (as defined in Regulation S-X promulgated by the Commission) of the Company has been duly incorporated and is validly existing as a corporation under the laws of its jurisdiction of incorporation, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business so as to require such qualification, other than where the failure to be so qualified or in good standing would not have a material adverse effect on the Company and its subsidiaries taken as a whole; and all of the outstanding shares of capital stock of each Significant Subsidiary have been duly authorized and validly issued, are fully-paid and non-assessable, and are owned by the Company, directly or indirectly, free and clear of all liens, encumbrances, security interests and claims;

              (g) each of this Agreement and any other applicable Terms Agreement has been duly authorized, executed and delivered by the Company;

              (h) the Securities have been duly authorized, and when validly authenticated and when issued and delivered in accordance with the Indenture and sold to the Agents pursuant to this Agreement and any applicable Terms Agreement, will have been duly executed, issued and delivered by the Company and will constitute valid and binding obligations of the Company entitled to the benefits provided by the Indenture; the Indenture has been duly authorized, executed and delivered by the Company and constitutes a valid and binding instrument of the Company; the Indenture has been duly qualified under the Trust Indenture Act; and the Indenture conforms, and the Securities of any particular issuance of Securities will conform, to the descriptions thereof in the Prospectus as amended or supplemented to relate to such issuance of Securities;

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

              (i) neither the Company nor any Significant Subsidiary is, or with the giving of notice or lapse of time or both would be, in violation of or in default under, its Certificate of Incorporation or By-Laws or any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any Significant Subsidiary is a party or by which it or any of them or any of their respective properties is bound or to which any of the property or assets of the Company or any Significant Subsidiary is subject, except for violations and defaults which individually and in the aggregate would not have a material adverse effect on the Company and its subsidiaries taken as a whole; the issue and sale of the Securities and the performance by the Company of all of the provisions of its obligations under the Securities, the Indenture, this Agreement and any applicable Terms Agreement or other agreement pursuant to which an Agent purchases Securities as principal, and the consummation of the transactions herein and therein contemplated, will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any material indenture, mortgage, deed of trust, loan agreement or other material agreement or instrument to which the Company or any Significant Subsidiary is a party or by which the Company or any Significant Subsidiary is bound or to which any of the property or assets of the Company or any Significant Subsidiary is subject, nor will any such action result in any violation of the provisions of the Restated Certificate of Incorporation or the By-Laws of the Company or any material violation of any applicable law or statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company, any Significant Subsidiary or any of their respective properties; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Securities or the consummation by the Company of the transactions contemplated by this Agreement, any applicable Terms Agreement or the Indenture, except such consents, approvals, authorizations, registrations or qualifications as have been obtained under the Securities Act or the Trust Indenture Act and as may be required under the applicable securities or Blue Sky Laws of the various states and other jurisdictions in connection with the issue, sale and distribution of the Securities;

              (j) other than as set forth or contemplated in the Prospectus, there are no legal or governmental proceedings pending or, to the knowledge of the Company, threatened to which the Company or any Significant Subsidiary is or may be a party or to which any property of the Company or any Significant Subsidiary is or may be the subject that are required to be described in the Registration Statement or the Prospectus

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

        that are not so described; and there are no contracts or other documents of a character required to be filed as an exhibit to the Registration Statement or required to be described in the Registration Statement or the Prospectus which are not filed or described as required;

              (k) Ernst & Young LLP who have certified certain financial statements of the Company and its subsidiaries, are independent public accountants as required by the Securities Act; and

              (l) immediately after any sale of Securities by the Company hereunder or under any applicable Terms Agreement, (i) the aggregate amount of Securities which shall have been issued and sold by the Company hereunder or under any Terms Agreement taken together with any other securities of the Company (other than the Securities) that shall have been issued and sold pursuant to the Registration Statement will not exceed the amount of debt securities registered under the Registration Statement and (ii) the aggregate initial offering price of Securities which shall have been issued and sold by the Company hereunder or under any Terms Agreement will not exceed $500,000,000.

        2. Solicitations as Agent; Purchases as Principal.

              (a) Solicitations as Agent. On the basis of the representations and warranties herein contained, but subject to the terms and conditions herein set forth, each of the Agents hereby severally and not jointly agrees, as agent of the Company, to use its reasonable efforts to solicit offers to purchase the Securities from the Company upon the terms and conditions set forth in the Prospectus as amended or supplemented from time to time. So long as this Agreement shall remain in effect with respect to any Agent, the Company shall not, without the consent of such Agent, solicit or accept offers to purchase, or sell, Securities or any other debt securities with a maturity at the time of original issuance of 9 months or more except pursuant to this Agreement and any Terms Agreement, or except pursuant to a private placement not constituting a public offering under the Securities Act or except in connection with a firm commitment underwriting pursuant to an underwriting agreement that does not provide for a continuous offering of medium-term debt securities. However, the Company reserves the right to sell, and may solicit and accept offers to purchase, Securities directly on its own behalf to investors (other than broker-dealers).

               The Company reserves the right, in its sole discretion, to instruct the Agents to suspend at any time, for any period of time or permanently,

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

        the solicitation of offers to purchase Securities. Upon notice from the Company, each Agent will, as promptly as practicable, but in no event later than one business day following such notice, suspend solicitation of offers to purchase Securities from the Company until such time as the Company has advised such Agent or Agents that such solicitation may be resumed. During the period of time that such solicitation is suspended, the Company shall not be required to deliver any opinions, letters or certificates in accordance with Sections 4(i), 4(j) and 4(k) hereof; provided that if the Registration Statement or Prospectus is amended or supplemented during the period of suspension (other than by an amendment or supplement providing solely for a change in the interest rates, redemption provisions, amortization schedules or maturities offered for the Securities or for a change that the Agents deem to be immaterial), no Agent shall be required to resume soliciting offers to purchase Securities until the Company has delivered such opinions, letters and certificates as such Agent may reasonably request.

               The Company agrees to pay each Agent, as consideration for the sale of each Security resulting from a solicitation made or an offer to purchase received by such Agent, a commission in the form of a discount from the purchase price of such Security in an amount equal to the following applicable percentage of the principal amount of such Security sold:

                       RANGE OF MATURITIES              COMMISSION (PERCENTAGE
                                                        OF AGGREGATE PRINCIPAL
                                                      AMOUNT OF SECURITIES SOLD)

        From 9 months to less than 1 year................             .125%
        From 12 months to less than 18 months............             .150%
        From 18 months to less than 2 years..............             .200%
        From 2 years to less than 3 years................             .250%
        From 3 years to less than 4 years................             .350%
        From 4 years to less than 5 years................             .450%
        From 5 years to less than 6 years................             .500%
        From 6 years to less than 7 years................             .550%
        From 7 years to less than 10 years...............             .600%
        From 10 years to less than 15 years..............             .625%
        From 15 years to less than 20 years..............             .700%
        From 20 years to and including 30 years..........             .750%
        Greater than 30 years............................       to be negotiated

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

               The Agents are authorized to solicit offers to purchase Securities only in the principal amount of $1,000 (or, in the case of Securities not denominated in U.S. dollars, the equivalent thereof in the applicable foreign currency or composite currency, rounded down to the nearest 1,000 units of such foreign currency or composite currency) or any amount in excess thereof which is an integral multiple of $1,000 (or, in the case of Securities not denominated in U.S. dollars, 1,000 units of such foreign currency or composite currency). Each Agent shall communicate to the Company, orally or in writing, each reasonable offer to purchase Securities received by such Agent as agent. The Company shall have the sole right to accept offers to purchase the Securities and may reject any such offer in whole or in part. Each Agent shall have the right, in its discretion reasonably exercised without advising the Company, to reject any offer to purchase Securities, as a whole or in part, that it considers to be unacceptable and any such rejection shall not be deemed a breach of its agreements herein contained. The procedural details relating to the issue and delivery of Securities sold by an Agent as agent and the payment therefor are set forth in the Administrative Procedures (as hereinafter defined). Each Agent agrees that it will not solicit an offer to purchase Securities or deliver any of the Securities in any jurisdiction outside the United States of America except under circumstances that will not result in a violation of the applicable laws thereof. Each Agent understands that no action has been taken to permit a public offering in any jurisdiction outside the United States of America where action would be required for such purpose. The Agents further understand that in connection with the distribution of Securities denominated in any foreign currency or currency unit, they will as agent, directly or indirectly, not solicit offers to purchase and as principal pursuant to a Terms Agreement or otherwise, directly or indirectly, not offer, sell or deliver, such Securities in, or to residents of, the country issuing such currency, except as permitted by applicable law.

              (b) Purchase as Principal. Each sale of Securities to any Agent as principal shall be made in accordance with the terms of this Agreement and (unless such Agent shall otherwise agree) a Terms Agreement which will provide for the sale of such Securities to, and the purchase thereof by, such Agent. A Terms Agreement will be substantially in the form of Exhibit A hereto but may take the form of an exchange of any standard form of written telecommunication between an Agent and the Company and may also specify certain provisions relating to the reoffering of such Securities by such Agent or may be an oral agreement confirmed by a Terms Agreement or other written telecommunication, as the case may be. The commitment of any Agent to purchase securities as principal, whether pursuant to any Terms Agreement or otherwise, shall be deemed to have

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

        been made on the basis of the representations and warranties of the Company herein contained and shall be subject to the terms and conditions herein and in the applicable Terms Agreement set forth. Each agreement by an Agent to purchase Securities as principal (pursuant to a Terms Agreement or otherwise) shall specify the principal amount of Securities to be purchased by such Agent pursuant thereto, the price to be paid to the Company for such Securities, the maturity date of such Securities, the interest rate or interest rate basis, if any, applicable to such Securities, any other terms of such Securities, the time and date and place of delivery of and payment for such Securities (the time and date of any and each such delivery and payment, the "TIME OF DELIVERY"), any provisions relating to rights of, and default by, underwriters acting together with such Agent in the reoffering of Securities, and shall also specify any requirements for opinions of counsel, accountants' letters and officers' certificates pursuant to
        Section 4 hereof. Unless otherwise specified in a Terms Agreement, the procedural details relating to the issue and delivery of Securities purchased by an Agent as principal and the payment therefor shall be as set forth in the Administrative Procedures.

              (c) Obligations Several. The Company acknowledges that the obligations of the Agents are several and not joint and, subject to the provisions of this Section 2, each Agent shall have complete discretion as to the manner in which it solicits purchasers for the Securities and as to the identity thereof.

              (d) Administrative Procedures. The Agents and the Company agree to perform their respective duties and obligations specifically provided to be performed in the Medium-Term Notes Administrative Procedures (the "ADMINISTRATIVE PROCEDURES") attached hereto as Exhibit B, as the same may be amended from time to time. The Administrative Procedures may be amended only by written agreement of the Company and the Agents.

              (e) Other Securities. The Company agrees to notify each Agent of sales by the Company of Other Securities.

        3. Commencement Date. The documents required to be delivered pursuant to
Section 6 hereof on the Commencement Date (as defined below) shall be delivered to the Agents at the offices of Davis Polk & Wardwell, New York, New York, at 11:00 a.m., New York City time, on the date of this Agreement, which date and time of such delivery may be postponed by agreement between the Agents and the Company but in no event shall be later than the day prior to the date on which solicitation of offers to purchase Securities is commenced or the first date on which the Company accepts an offer by any Agent to purchase Securities as principal (such time and date being referred to herein as the "COMMENCEMENT DATE").

        4. Covenants of the Company. The Company covenants and agrees with each
Agent:

              (a) (i) to make no amendment or supplement to the Registration Statement or the Prospectus (A) prior to the Commencement Date which shall be disapproved by any Agent promptly after reasonable notice thereof, or (B) after the date of any Terms Agreement or other agreement by an Agent to purchase any particular series of Securities as principal and prior to the related Time of Delivery which shall be disapproved by any Agent party to such Terms Agreement or so purchasing as principal promptly after reasonable notice thereof, provided, however, that the foregoing shall not apply to any of the Company's periodic filings with the Commission described in clause 4(a)(iv) below, copies of which filings the Company will cause to be delivered to the Agents promptly upon request after their transmission to the Commission for filing; (ii) subject to the foregoing clause 4(a)(i), promptly to cause each Prospectus Supplement to be filed with or transmitted for filing to the Commission in accordance with Rule 424(b) under the Securities Act and to prepare, with respect to any Securities to be sold through or to such Agent pursuant to this Agreement, a Pricing Supplement with respect to such Securities in a form previously approved by such Agent and to file such Pricing Supplement in accordance with Rule 424(b) under the Securities Act; (iii) to make no amendment or supplement to the Registration Statement or Prospectus, other than any Pricing Supplement, at any time prior to having afforded each Agent a reasonable opportunity to review and comment on it, provided however, that the foregoing shall not apply to any of the Company's periodic filings with the Commission described in clause 4(a)(iv) below, copies of which filings the Company will cause to be delivered to the Agents promptly upon request after their transmission to the Commission for filing; and (iv) promptly to file all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to
        Section 13(a), 13(c), 14 or 15(d) of the Exchange Act for so long as the delivery of a prospectus is required in connection with the offering or sale of the Securities. The Company will promptly advise each Agent (A) of the filing of any amendment or supplement to the Basic Prospectus or any amendment to the Registration Statement and of the effectiveness of any such amendment to the Registration Statement, (B) of the issuance by the Commission of any stop order suspending the effectiveness of the

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

        Registration Statement or any order preventing or suspending the use of any prospectus relating to the Securities or the initiation or threatening of any proceeding for that purpose, or of any request by the Commission for any amendment or supplement of the Registration Statement or Prospectus or for additional information; and (C) of the receipt by the Company of any notification with respect to any suspension of the qualification of the Securities for offering or sale in any jurisdiction, or of the initiation or threatening of any proceeding for any such purpose. The Company agrees to use its best efforts to prevent the issuance of any such stop order or of any such order preventing or suspending the use of any such prospectus or of any notification suspending any such qualification and, if issued, to use promptly its best efforts to obtain withdrawal thereof as soon as possible. No Agent shall be obligated to solicit offers to purchase Securities so long as it is not reasonably satisfied with the Prospectus as then amended or supplemented;

              (b) to endeavor to qualify the Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Agents shall reasonably request and to continue such qualification in effect so long as reasonably required in connection with the distribution of the Securities; provided that the Company shall not be obligated to subject itself to any material additional tax or other liabilities, to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or required to file a general consent to service of process in any jurisdiction;

              (c) to furnish each Agent and counsel to the Agents, at the expense of the Company, a signed copy of the Registration Statement (as originally filed) and each amendment thereto, in each case including exhibits and documents incorporated by reference therein and, during the period mentioned in Section 4(d) below, to furnish each Agent as many copies of the Prospectus (including all amendments and supplements thereto) and documents incorporated by reference therein as such Agent may reasonably request;

              (d) if at any time when a prospectus relating to the Securities is required to be delivered under the Securities Act, any event shall occur as a result of which the Prospectus, as then amended or supplemented, would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances when such Prospectus is delivered to a purchaser, not misleading, or if it is necessary at any time to amend or supplement the Prospectus to comply with law, to immediately notify the Agents by

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

        telephone (with confirmation in writing) and request each Agent (i) in its capacity as agent of the Company, to suspend solicitation of offers to purchase Securities from the Company (and, if so notified, such Agent shall cease such solicitations and cease using the Prospectus as soon as practicable, but in any event not later than one business day later); and (ii) to cease sales of any Securities such Agent may then own as principal. If the Company shall decide to amend or supplement the Registration Statement or the Prospectus, as then amended or supplemented, it shall so advise each Agent promptly by telephone (with confirmation in writing) and, at its expense, shall prepare and cause to be filed promptly with the Commission an amendment or supplement to the Registration Statement or the Prospectus, as then amended or supplemented, that will correct such statement or omission or effect such compliance and will supply such amended or supplemented Prospectus to the Agents in such quantities as they may reasonably request. If such amendment or supplement and the documents, opinions, letters and certificates, if any, furnished to the Agents pursuant to Sections 4(e), 4(i), 4(j) and 4(k) in connection with the preparation and filing of such amendment or supplement are reasonably satisfactory to the Agents, then upon the filing with the Commission of such amendment or supplement to the Prospectus or upon the effectiveness of an amendment to the Registration Statement, the Agents will resume the solicitation of offers to purchase Securities hereunder. Notwithstanding any other provision of this Section 4(d), if during such period an Agent continues to own Securities purchased from the Company by such Agent as principal or in the event such Agent is otherwise required to deliver a prospectus in respect of a transaction in the Securities, if any event described in this Section 4(d) occurs the Company will, at its own expense, promptly prepare and file with the Commission an amendment or supplement, reasonably satisfactory in all material respects to such Agent, that will correct such statement or omission or effect such compliance, will supply such amended or supplemented Prospectus to such Agent in such quantities as such Agent may reasonably request and shall furnish to such Agent pursuant to Sections 4(e), 4(i), 4(j) and 4(k) such documents, certificates, opinions and letters as it may reasonably request in connection with the preparation and filing of such amendment or supplement;

              (e) to notify the Agents promptly in writing of any downgrading, or on its receipt of any notice of (i) any intended downgrading or (ii) any formal review or formal indication of a possible negative change in the rating accorded any of the senior unsecured debt securities of, or guaranteed by, the Company by any "nationally recognized statistical rating organization", as such term is defined for purposes of Rule 436(g)(2) under the Securities Act;

              (f) to make generally available to its security holders and to the Agent as soon as practicable after the "EFFECTIVE DATE" (as defined in Rule 158 of the Commission promulgated under the Securities Act) of the Registration Statement with respect to each sale of Securities earnings statements which shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 covering periods of at least twelve months beginning in each case with the first fiscal quarter of the Company occurring such effective date;

              (g) so long as any Securities are outstanding, to furnish to such Agent copies of all reports or other communications (financial or other) furnished to holders of Securities and promptly upon request copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange on which any class of securities of the Company is listed;

              (h) that, from the date of any applicable Terms Agreement with an Agent or other agreement by an Agent to purchase Securities as principal and continuing to and including the business day following the related Time of Delivery, not to offer, sell, contract to sell or otherwise dispose of any debt securities of or guaranteed by the Company which both mature more than 9 months after such Time of Delivery and are substantially similar to the Securities, without the prior written consent of such Agent;

              (i) that each time the Registration Statement or the Prospectus shall be amended or supplemented (other than by an amendment or supplement providing solely (i) for a change in the interest rates, redemption provisions, amortization schedules or maturities offered on the Securities, (ii) for a change which the Agents deem to be immaterial or (iii) for an offering of securities other than the Securities) and each time the Company sells Securities to such Agent as principal pursuant to a Terms Agreement or other agreement and such Terms Agreement or other agreement specifies the delivery of an opinion under this Section 4(i) as a condition to the purchase of Securities pursuant to such Terms Agreement or other agreement, the Company shall furnish or cause to be furnished forthwith to such Agent a written opinion of Wachtell, Lipton, Rosen & Katz, or other counsel for the Company reasonably satisfactory to such Agent, dated the date of such amendment or supplement, or the related Time of Delivery relating to such sale, as the case may be, in form reasonably satisfactory to such Agent, of the same tenor as the opinion referred to in Section 6(b) hereof but modified to relate to the Registration Statement and the Prospectus as amended and supplemented to the date of such opinion; provided, however, that in lieu of such opinion, counsel last furnishing such an opinion, may furnish to the Agents a letter to the effect that such Agent may rely on the opinion of such counsel which was last furnished to such Agent to the same extent as though it were dated the date of such letter (except that the statements in such last opinion shall be deemed to relate to the Registration Statement and the Prospectus as amended or supplemented to date of delivery of such letter);

              (j) that each time the Registration Statement or the Prospectus shall be amended or supplemented to include or incorporate amended or supplemented financial information and each time the Company sells Securities to such Agent as principal pursuant to a Terms Agreement or other agreement and such Terms Agreement or other agreement specifies the delivery of a letter under this Section 4(j) as a condition to the purchase of Securities pursuant to such Terms Agreement or other agreement, the Company shall cause the independent certified public accountants who have certified the financial statements of the Company and its subsidiaries included or incorporated by reference in the Registration Statement (or other independent accountants of the Company acceptable to the Agents) forthwith to furnish such Agent a letter, dated the date of such amendment or supplement or the related Time of Delivery relating to such sale, as the case may be, in form reasonably satisfactory to such Agent, of the same tenor as the letter referred to in Section 6(e) hereof but modified to relate to the Registration Statement and the Prospectus as amended or supplemented to the date of such letter with such changes as may be necessary to reflect such amended or supplemented financial information included or incorporated by reference in the Registration Statement or the Prospectus as amended or supplemented, provided, however, that, with respect to any financial information or other matter, such letter may reconfirm as true and correct at such date, as though made at and as of such date, rather than repeat statements with respect to such financial information or other matters made in the letter referred to in Section 6(e) hereof which was last furnished to such Agent;

              (k) that each time the Registration Statement or the Prospectus shall be amended or supplemented (other than by an amendment or supplement providing solely (i) for a change in the interest rates, redemption provisions, amortization schedules or maturities offered on the Securities, (ii) for a change which the Agents deem to be immaterial or

        (iii) for an offering of securities other than Securities), and each time the Company sells Securities to such Agent as principal and the applicable Terms Agreement or other agreement specifies the delivery of a certificate under this Section 4(k) as a condition to the purchase of Securities pursuant to such Terms Agreement or other agreement, the Company shall furnish or cause to be furnished forthwith to such Agent a certificate signed by an executive officer of the Company, dated the date of such amendment or supplement or the related Time of Delivery relating to such sale, as the case may be, in form reasonably satisfactory to such Agent, of the same tenor as the certificates referred to in Section 6(f) but modified to relate to the Registration Statement and the Prospectus as amended and supplemented to the date of delivery of such certificate or to the effect that the statements contained in the certificate referred to in Section 6(f) hereof which was last furnished to such Agent are true and correct at such date as though made at and as of such date (except that such statements shall be deemed to relate to the Registration Statement and the Prospectus as amended or supplemented to such date).

        5. Costs and Expenses. The Company covenants and agrees with each Agent that the Company will, whether or not any sale of Securities is consummated, pay or cause to be paid all costs and expenses incident to the performance of its obligations hereunder and under any applicable Terms Agreement, including without limiting the generality of the foregoing, all costs and expenses: (i) incident to the preparation, issuance, execution, authentication and delivery of the Securities, including any expenses of the Trustee, its counsel and any Paying Agent, Authenticating Agent or Calculation Agent for the Notes, (ii) incident to the preparation, printing and filing under the Securities Act of the Registration Statement, the Prospectus and any preliminary prospectus (including in each case all exhibits, amendments and supplements thereto), (iii) in connection with the listing of the Securities on any stock exchange, (iv) related to any filing with NASD Regulation, Inc., (v) in connection with the printing (including word processing and duplication costs) and delivery of this Agreement and the Indenture and the furnishing to the Agents and dealers of copies of the Registration Statement and the Prospectus, including mailing and shipping to the Agents, as herein provided, (vi) payable to rating agencies in connection with the rating of the Securities, (vii) the reasonable fees and disbursements of counsel for the Agents incurred in connection with the offering and sale of the Securities, including any opinions to be rendered by such counsel hereunder and (viii) any advertising expenses incurred by the Agents with the consent of the Company.

        6. Conditions. The obligation of any Agent, as agent of the Company, at any time ("SOLICITATION TIME") to solicit offers to purchase the Securities, the obligation of any Agent to purchase Securities as principal pursuant to any Terms

Agreement or otherwise, and the obligation of any other purchaser to purchase Securities shall in each case be subject (1) to the condition that all representations and warranties of the Company herein and all statements of officers of the Company made in any certificate furnished pursuant to the provisions hereof are true and correct, in all material respects (i) in the case of an Agent's obligation to solicit offers to purchase Securities, at and as of such Solicitation Time and (ii) in the case of any Agent's or any other purchaser's obligation to purchase Securities, at and as of the time the Company accepts the offer to purchase such Securities and, as the case may be, at and as of the related Time of Delivery or time of purchase; (2) to the condition that at or prior to such Solicitation Time, time of acceptance, Time of Delivery or time of purchase, as the case may be, the Company shall have complied in all material respects with all its agreements and all conditions on its part to be performed or satisfied hereunder; and (3) to the following additional conditions when and as specified:

              (a) Prior to such Solicitation Time or corresponding Time of Delivery or time of purchase, as the case may be:

                      (i) the Prospectus as amended or supplemented (including,
               if applicable, the Pricing Supplement) with respect to such Securities shall have been filed with the Commission pursuant to Rule 424(b) under the Securities Act within the applicable time period prescribed for such filing by the rules and regulations under the Securities Act; no stop order suspending the effectiveness of the Registration Statement shall be in effect and no proceeding for that purpose shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to the reasonable satisfaction of such Agent;

                     (ii) subsequent to the execution and delivery of this
               Agreement and prior to the Commencement Date or Time of Delivery there shall not have occurred any downgrading, nor shall any notice have been given of (A) downgrading, (B) any intended downgrading or (C) any formal review or formal indication of a possible negative change in the rating accorded any senior unsecured debt securities of or guaranteed by the Company by any "nationally recognized statistical rating organization", as such term is defined by the Commission for purposes of Rule 436(g)(2) under the Securities Act;

                    (iii) there shall not have been since the respective dates as to which information is given in the Prospectus, any material adverse change in the business, business prospects, financial position, shareholders' equity or results of operations of the Company and its subsidiaries, taken as a whole, the effect of which in the judgment of the applicable Agent makes it impracticable or inadvisable to proceed with the solicitation by such Agent of offers to purchase Securities from the Company or the purchase by such Agent of Securities from the Company as principal, as the case may be, on the terms and in the manner contemplated in the Prospectus, as so amended or supplemented; and

                     (iv) (A) trading generally shall not have been suspended or materially limited on or by the New York Stock Exchange, (B) trading of any securities of or guaranteed by the Company shall not have been suspended on any exchange or in any over-the-counter market, (C) a general moratorium on commercial banking activities in New York shall not have been declared by either Federal or New York State authorities, or (D) there shall not have occurred any outbreak or escalation of hostilities or calamity or crisis (including a crisis in the financial markets) that, in the case of any of the foregoing clauses (A) through
               (D), in the judgment of such Agent or Agents or of such other purchaser, is material and adverse and which in the judgment of such Agent or Agents or of such other purchaser makes it impracticable to proceed with the solicitation by such Agent of offers to purchase Securities from the Company or the purchase by such Agent of Securities from the Company as principal, as the case may be, on the terms and in the manner contemplated in the Prospectus as amended or supplemented at the Solicitation Time or at the time such offer to purchase was made.

              (b) On the Commencement Date, and in the case of a purchase of Securities by an Agent as principal pursuant to a Terms Agreement or otherwise, if required by the applicable Terms Agreement or other agreement, at the corresponding Time of Delivery, Wachtell, Lipton, Rosen & Katz, counsel for the Company, shall have furnished to the relevant Agent or Agents their written opinion, dated the Commencement Date or Time of Delivery, as the case may be, in form and substance reasonably satisfactory to such Agent or Agents, to the effect that:

                      (i) this Agreement and any applicable Terms Agreement have been duly authorized, executed and delivered by the Company;

                     (ii) the Securities are in a form contemplated by the
               Indenture, and have been duly authorized, and when validly authenticated and when issued and delivered in accordance with the terms of the Indenture and delivered to and paid for by any purchaser of Securities sold through an Agent as agent in accordance with this Agreement or any Agent as principal pursuant to any Terms Agreement or other agreement, will constitute valid and binding obligations of the Company entitled to the benefits provided by the Indenture, subject to the effect of (A) bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights of creditors generally and (B) the application of general principles of equity (regardless of whether enforcement is considered in proceedings at law or in equity);

                    (iii) the Indenture has been duly authorized, executed and delivered by the Company and constitutes a valid and binding instrument of the Company, subject to the effect of (A) bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights of creditors generally and (B) the application of general principles of equity (regardless of whether enforcement is considered in proceedings at law or in equity); and the Indenture has been duly qualified under the Trust Indenture Act;

                     (iv) the issue and sale of the Securities and the
               performance by the Company of all of the provisions of its obligations under the Securities, the Indenture, this Agreement and any applicable Terms Agreement or other agreement pursuant to which an Agent purchases Securities as principal, and the consummation of the transactions herein and therein contemplated, will not (a) conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument set forth on a Schedule previously furnished to the Agents (such counsel may assume compliance with the financial covenants contained therein), (b) result in any violation of the provisions of the Restated Certificate of Incorporation or the By-Laws of the Company or (c) violate the federal securities laws or regulations, the Delaware General Corporation Law or any law, statute, order, rule or regulation known to such counsel (without independent investigation) of any court or governmental agency or body of the State of New York having jurisdiction over the Company, any Significant Subsidiary or any of their respective properties, except, in the case of clauses (a) and (c), for conflicts, breaches, defaults or violations which would not have a material adverse effect on the financial condition, results of operations, assets or business of the Company and its subsidiaries taken as a whole;

                      (v) no consent, approval, authorization, order,
               registration or qualification of or with any court or governmental agency or body is required for the issue and sale of the Securities, except such consents, approvals, authorizations, registrations or qualifications as have been obtained under the Securities Act or the Trust Indenture Act and as may be required under the securities or Blue Sky laws of the various states and other jurisdictions in connection with the issue, sale and distribution of the Securities;

                     (vi) the Securities and the Indenture conform in all
               material respects to the descriptions thereof in the Prospectus; and

                    (vii) (A) each document incorporated by reference in the
               Registration Statement and the Prospectus (except for the financial statements and related schedules and notes or other financial or statistical data included or incorporated by reference therein as to which such counsel need express no opinion) complied when filed as to form, in all material respects, with the Exchange Act; (B) based upon the review described in the last paragraph of this Section 6(b), no facts have come to such counsel's attention which lead such counsel to believe that (except for the financial statements and related schedules and notes or other financial or statistical data included or incorporated by reference therein as to which such counsel need express no belief and except for that part of the Registration Statement which constitutes the Form T-1 of the Trustee under the Trust Indenture Act) any part of the Registration Statement (including the documents incorporated by reference therein), when such part became effective contained, any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; (C) the Registration Statement and the Prospectus as amended or supplemented (except for the financial statements and related schedules and notes or other financial or statistical data included or incorporated by reference therein as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Securities Act and the Trust Indenture Act; and (D) based upon the review described in the last paragraph of this Section 6(b), no facts have come to such counsel's attention which lead such counsel to believe that (except for the financial statements and related schedules and notes or other financial or statistical data included or incorporated by reference therein as to which such counsel need express no belief) the Prospectus, as amended or supplemented, if applicable, as of the date such opinion is delivered does not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that in the case of an opinion delivered on the Commencement Date or pursuant to Section 4(i), the opinion and belief set forth in clauses 6(b)(vii)(C) and 6(b)(vii)(D) above shall be deemed not to cover information concerning an offering of particular Securities to the extent such information will be set forth in a supplement to the Basic Prospectus. In rendering such opinions, such counsel may rely (x) upon the opinion furnished to the Agents pursuant to
               Section 6(c); (y) upon oral advice of the staff of the Commission; and (z) as to matters of fact, to the extent such counsel deems proper, on certificates of responsible officers of the Company and certificates or other written statements of officials of jurisdictions having custody of documents respecting the corporate existence or good standing of the Company.

               With respect to the matters to be covered in subparagraph (vii) above counsel may state their opinion is based upon their participation in the preparation of the Registration Statement and the Prospectus and any amendment or supplement thereto (excluding any documents incorporated by reference thereto, in which case such opinion is based upon their review of such documents) and discussions with representatives of the Company and its auditors (including discussions in which the Agents and their counsel participated) but is without independent check or verification except as specified. Such counsel may further state that such counsel have not verified, and are not passing upon and do not assume any responsibility for, the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus (other than those statements referred to in subparagraph (vi) above). In connection with the opinion contained in subparagraph (iv)(a), the Schedule referred to therein shall have been updated to include all material agreements and instruments of a similar tenor, as in effect on such date.

              (c) On the Commencement Date, and in the case of a purchase of Securities by an Agent as principal pursuant to a Terms Agreement or otherwise, if required by the applicable Terms Agreement or other agreement, at the corresponding Time of Delivery, Kathleen E. McDermott, Chief Legal Officer and Assistant Secretary of the Company, shall have furnished to the relevant Agent or Agents her written opinion, dated the Commencement Date or Time of Delivery, as the case may be, in form and substance reasonably satisfactory to such Agent or Agents, to the effect that:

                      (i) the Company has been duly incorporated and is validly
               existing as a corporation in good standing under the laws of the State of Delaware, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus;

                     (ii) the Company has been duly qualified as a foreign
               corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, other than where the failure to be so qualified or in good standing would not have a material adverse effect on the Company and its subsidiaries taken as a whole;

                    (iii) each Significant Subsidiary has been duly incorporated and is validly existing as a corporation under the laws of its jurisdiction of incorporation, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, other than where the failure to be so qualified or in good standing would not have a material adverse effect on the Company and its subsidiaries taken as a whole; and all of the outstanding shares of capital stock of each Significant Subsidiary have been duly authorized and validly issued, are fully paid and non-assessable, and are owned by the Company, directly or indirectly, free and clear of all material liens, encumbrances, security interests and claims;

                     (iv) other than as set forth or contemplated in the
               Prospectus, such counsel does not know of any legal or governmental proceedings pending to which the Company or any Significant Subsidiary is a party or to which any property of the

               Company or any Significant Subsidiary is the subject which are required to be described in the Prospectus as amended or supplemented which are not described as required; and such counsel does not know of any contracts or other documents of a character required to be filed as an exhibit to the Registration Statement or required to be described in the Registration Statement or the Prospectus which are not filed or described as required; and

                      (v) the statements in the Prospectus incorporated by
               reference from Item 3 of Part I of the Company's Annual Report on Form 10-K for the year ended February 1, 1997, as modified or amended by any subsequent documents incorporated by reference in the Registration Statement or the Prospectus, insofar as such statements constitute a summary of the legal matters, documents or proceedings referred to therein, fairly present the information called for with respect to such legal matters, documents or proceedings.

              (d) On the Commencement Date, and in the case of a purchase of Securities by an Agent as principal pursuant to a Terms Agreement or otherwise, if required by the applicable Terms Agreement or other agreement, at the corresponding Time of Delivery, Davis Polk & Wardwell, counsel to the Agents, shall have furnished to the relevant Agent or Agents such opinion or opinions, dated the Commencement Date or Time of Delivery, as the case may be, with respect to the validity of the Indenture, the Securities, the Registration Statement, the Prospectus as amended or supplemented and other related legal matters relating to this Agreement and the transactions contemplated hereby as such Agent or Agents may reasonably request, and in each case such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters.

              (e) On the Commencement Date, and in the case of a purchase of Securities by an Agent as principal pursuant to a Terms Agreement or otherwise, if required by the applicable Terms Agreement or other agreement, at the corresponding Time of Delivery, the Company's independent certified public accountants who have certified the financial statements of the Company (or other independent accountants for the Company acceptable to the Agents) and its subsidiaries included or incorporated by reference in the Registration Statement and Prospectus, as then amended or supplemented, shall have furnished to the relevant Agent or Agents a letter, dated the Commencement Date or Time of Delivery, as the case may be, in form and substance reasonably satisfactory to such

        Agent or Agents, containing statements and information of the type ordinarily included in accountants' "COMFORT LETTERS" to underwriters with respect to the financial statements and certain financial information relating to the Company contained in or incorporated by reference in the Registration Statement and the Prospectus, as then amended or supplemented.

              (f) On the Commencement Date, and in the case of a purchase of Securities by an Agent as principal pursuant to a Terms Agreement or otherwise, if required by the applicable Terms Agreement or other agreement, at the corresponding Time of Delivery, the relevant Agent or Agents shall have received a certificate or certificates signed by an executive officer of the Company, dated the Commencement Date or Time of Delivery, as the case may be, to the effect set forth in Sections 6(a)(i) and 6(a)(ii) above and to the further effect that (1) the representations and warranties of the Company contained herein are true and correct in all material respects on and as of the Commencement Date or Time of Delivery, as the case may be, as if made on and as of such date, (2) the Company has complied in all material respects with all agreements and all conditions on its part to be performed or satisfied hereunder or under the applicable Terms Agreement or other agreement at or prior to the Commencement Date or Time of Delivery, as the case may be, and (3) there has not been any material adverse change in the business, business prospects, financial position, shareholders' equity or results of operations of the Company and its subsidiaries, taken as a whole, from that set forth in or contemplated by the Registration Statement or the Prospectus as so amended or supplemented.

        7. Indemnification and Contribution. (a) The Company agrees to indemnify and hold harmless each Agent and each person, if any, who controls such Agent, within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (including without limitation the reasonable legal fees and other expenses incurred in connection with investigating, preparing to defend or defending any suit, action or proceeding or any claim asserted which shall be reimbursed as such legal fees and other expenses are incurred) arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or any preliminary prospectus, or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or, in case of the Registration Statement or the Prospectus (as amended or supplemented), necessary to make the statements therein not misleading or, in the case of any preliminary prospectus, necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except insofar as such losses, claims, damages or liabilities arise out of or are based upon any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with information furnished to the Company in writing by such Agent expressly for use therein; provided that the foregoing indemnity with respect to any preliminary prospectus shall not inure to the benefit of any Agent (or to the benefit of any person controlling such Agent) for any such losses, claims, damages or liabilities (a) resulting solely from the Agent having sold Securities to a person to whom there was not sent or given, if required by law, at or prior to the time of written confirmation of such sale, a copy of the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or (b) if such losses, claims, damages or liabilities result from an untrue statement or omission or alleged untrue statement or omission made in such preliminary prospectus that is eliminated or remedied in the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) and, if required by law, a copy of the Prospectus (as so amended or supplemented) shall not have been furnished to such person at or prior to the written confirmation of the sale of such Securities to such person.

       (b) Each Agent agrees, severally and not jointly, to indemnify and hold harmless the Company, its directors, its officers and each person who controls the Company within the meaning of either Section 15 of the Securities Act or
Section 20 of the Exchange Act, to the same extent as the foregoing indemnity from the Company to each Agent, but only with reference to any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with information furnished to the Company in writing by such Agent expressly for use in the Registration Statement, the Prospectus, any amendment or supplement thereto, or any preliminary prospectus.

       (c) If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any person in respect of which indemnity may be sought pursuant to either of the two preceding paragraphs, such person (the "INDEMNIFIED PERSON") shall promptly notify the person against whom such indemnity may be sought (the "INDEMNIFYING PERSON") in writing, and the Indemnifying Person, upon request of the Indemnified Person, shall retain counsel reasonably satisfactory to the Indemnified Person to represent the Indemnified Person and any others the Indemnifying Person may designate in such proceeding and shall pay the fees and expenses of such counsel related to such proceeding. In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless (i) the Indemnifying Person and the Indemnified Person shall have mutually agreed to the contrary, (ii) the Indemnifying Person has failed within a reasonable time to retain counsel reasonably satisfactory to the Indemnified Person or (iii) the named parties in any such proceeding (including any impleaded parties) include both the Indemnifying Person and the Indemnified Person and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the Indemnifying Person shall not, in connection with any proceeding or related proceeding in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all Indemnified Persons, and that all such fees and expenses shall be reimbursed as they are incurred. Any such separate firm for the Agents, and such control persons of the Agents shall be designated in writing by J.P. Morgan Securities Inc. or, if J.P. Morgan Securities Inc. is not an Indemnified Party, by the Agents that are Indemnified Parties and any such separate firm for the Company, its directors, its officers and such control persons of the Company or authorized representatives shall be designated in writing by the Company. The Indemnifying Person shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the Indemnifying Person agrees to indemnify any Indemnified Person from and against any loss or liability by reason of such settlement or judgment to the extent set forth in this Section 7. Notwithstanding the foregoing sentence, if at any time an Indemnified Person shall have requested an Indemnifying Person to reimburse the Indemnified Person for fees and expenses of counsel as contemplated by the third sentence of this paragraph, the Indemnifying Person agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such Indemnifying Person of the aforesaid request and (ii) such Indemnifying Person shall not have reimbursed the Indemnified Person in accordance with such request prior to the date of such settlement. No Indemnifying Person shall, without the prior written consent of the Indemnified Person, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnity could have been sought hereunder by such Indemnified Person, unless such settlement includes an unconditional release of such Indemnified Person from all liability on claims that are the subject matter of such proceeding.

       (d) If the indemnification provided for in Section 7(a) or 7(b) is unavailable to an Indemnified Person or insufficient in respect of any losses, claims, damages or liabilities referred to herein in connection with any offering of Securities, then each Indemnifying Person under such paragraph, in lieu of indemnifying such Indemnified Person thereunder, shall contribute to the amount paid or payable by such Indemnified Person as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and each Agent on the other from the offering of the Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and each Agent on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and each Agent on the other in connection with the offering of such Securities shall be deemed to be in the same respective proportion as the net proceeds from the offering of such Securities (before deducting expenses) received by the Company and the total discounts and commissions received by each Agent in respect thereof bear to the aggregate offering price of such Securities. The relative fault of the Company on the one hand and of each Agent on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by such Agent and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

        The Company and each Agent agrees that it would not be just and equitable if contribution pursuant to this Section 7(d) were determined by pro rata allocation (even if all Agents were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to above in this Section 7(d). The amount paid or payable by an Indemnified Person as a result of the losses, claims, damages and liabilities referred to above in this Section 7 shall be deemed to include, subject to the limitations set forth above, any legal or other expenses incurred by such Indemnified Person in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 7, in no event shall an Agent be required to contribute any amount in excess of the amount by which the total price at which the Securities referred to in Section 7(d) that were sold by or through such Agent exceeds the amount of any damages that such Agent has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The obligation of each Agent to contribute pursuant to this Section 7(d) is several (in the proportion that the principal amount of the Securities the sale of which by or through such Agent gave rise to such losses, claims, damages or liabilities bears to the aggregate principal amount of the

Securities the sale of which by or through any Agent gave rise to such losses, claims, damages or liabilities) and is not joint.

       (e) The indemnity and contribution agreements contained in this Section 7 are in addition to any liability which the Indemnifying Persons may otherwise have to the Indemnified Persons referred to above.

        8. Termination. (a) This Agreement may be terminated at any time (i) by the Company with respect to any or all of the Agents or (ii) by any Agent with respect to itself only, in each case upon the giving of written notice of such termination to each other party hereto. Any Terms Agreement shall be subject to termination in the absolute discretion of the Agent or Agents that are parties thereto on the terms set forth or incorporated by reference therein. The termination of this Agreement shall not require termination of any agreement by an Agent to purchase Securities as principal (whether pursuant to a Terms Agreement or otherwise) and the termination of such an agreement shall not require termination of this Agreement. In the event this Agreement is terminated with respect to any Agent, (x) this Agreement shall remain in full force and effect with respect to any Agent as to which such termination has not occurred,
(y) this Agreement shall remain in full force and effect with respect to the rights and obligations of any party which have previously accrued or which relate to Securities which are already issued, agreed to be issued and (z) in any event, the provisions of the fourth paragraph of Section 2(a), Section 2(c), the last sentence of Section 4(d) and Sections 4(f), 4(g), 5, 7, 9, 10, 12 and 15 shall survive; provided that if at the time of termination an offer to purchase Securities has been accepted by the Company but the time of delivery to the purchaser or its agent of such Securities has not yet occurred, the provisions of Sections 2(b), 2(d), 4(a) through 4(e), 4(h) through 4(k) and 6 shall also survive. If any Terms Agreement is terminated (whether as a result of the consummation of the transactions contemplated thereby, or otherwise), the provisions of the last sentence of Section 4(d) and Sections 2(b), 2(d), 5, 6, 7, 8(b), 10, 11, 12 and 15 (which shall have been incorporated by reference in such Terms Agreement) shall survive.

       (b) If this Agreement or any Terms Agreement shall be terminated by an Agent or Agents because of any failure or refusal on the part of the Company to comply with the terms or to fulfill any of the conditions of this Agreement or any Terms Agreement or if for any reason the Company shall be unable to perform its obligations under this Agreement or any Terms Agreement or any condition of any Agent's obligations cannot be fulfilled, the Company agrees to reimburse each Agent or such Agents as have so terminated this Agreement with respect to themselves, severally, for all out-of-pocket expenses (including the reasonable fees and expenses of their counsel) reasonably incurred by such Agent or Agents in connection with this Agreement or the offering of Securities.

        9. Position of the Agents. Each Agent, in soliciting offers to purchase Securities from the Company and in performing the other obligations of such Agent hereunder (other than in respect of any purchase by an Agent as principal, pursuant to a Terms Agreement or otherwise), is acting solely as agent for the Company and not as principal and does not assume any obligation towards or relationship of agency or trust with any purchaser of Securities. Each Agent will make reasonable efforts to assist the Company in obtaining performance by each purchaser whose offer to purchase Securities from the Company was solicited by such Agent and has been accepted by the Company, but such Agent shall not have any liability to the Company in the event such purchase is not consummated for any reason. If the Company shall default on its obligation to deliver Securities to a purchaser whose offer it has accepted, the Company shall (i) hold the relevant Agent harmless against any loss, claim, damage or liability arising from or as a result of such default by the Company and (ii) notwithstanding such default, pay to the Agent that solicited such offer any commission to which it would be entitled in connection with such sale.

       10. Representations and Indemnities to Survive. The respective indemnities and contribution agreements, representation, warranties and other statements of the Company, its officers and the Agents set forth in or made pursuant to this Agreement or any agreement by an Agent to purchase Securities as principal shall remain in full force and effect regardless of any termination of this Agreement or any such agreement, any investigation made by or on behalf of any Agent or any controlling person of any Agent, or the Company, or any officer or director or any controlling person of the Company, and shall survive each delivery of and payment for any of the Securities.

       11. Notices. Except as otherwise specifically provided herein or in the Administrative Procedures, all statements, requests, notices and advices hereunder shall be in writing and effective only on receipt, and will be delivered by hand, by mail (postage prepaid), by telegram (charges prepaid) or by telex. Communications to the Agents will be sent, in the case of J.P. Morgan Securities Inc., to 60 Wall Street, New York, New York 10260, Attention:
Transaction Execution Group, (Fax: (212) 648-5151); in the case of Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, to Merrill Lynch & Co., Merrill Lynch World Headquarters, North Tower, World Financial Center, 250 Vesey St., 10th Floor, New York, New York 10281-1310, Attention: Product Management (Fax: (212) 449-2234); in the case of Morgan Stanley & Co. Incorporated, to Morgan Stanley & Co. Incorporated, 1585 Broadway, 2nd Floor, New York, New York 10036, Attention: Manager Continuously Offered Products (Fax:
(212) 761-8846), with a copy to: Morgan Stanley & Co. Incorporated, 1585 Broadway, 2nd Floor, New York, New York 10036,

Attention: Peter Cooper, Investment Banking Information Center (Fax: (212) 761-0260); in the case of Salomon Brothers Inc, to Salomon Smith Barney, 7 World Trade Center, 32nd Floor, New York, New York 10048, Attention: Marriane Spinelli (Fax: (212) 783-2274); and, if sent to the Company, to it at 709 East South Temple, Salt Lake City, Utah 84102 (Fax: (801) 537-7808); Attention: Kathleen E. McDermott.

       12. Successors. This Agreement and any Terms Agreement shall be binding upon, and inure solely to the benefit of, each Agent and the Company, and their respective successors and the officers, directors and controlling persons referred to in Section 7 and (to the extent expressly provided in Section 6) the purchasers of Securities, and no other person shall acquire or have any right or obligation under or by virtue of this Agreement or any Terms Agreement. No purchaser of Securities through or from any Agent shall be deemed a successor by reason merely of such purchase.

       13. Amendments. This Agreement may be amended or supplemented if, but only if, such amendment or supplement is in writing and is signed by the Company and each Agent; provided that the Company may from time to time, upon one business day's prior written notice to the Agents but without the consent of any Agent, (i) amend this Agreement to add as a party hereto one or more other persons, partnerships or corporations ("Additional Agents") to act as its agent to solicit offers for the purchase of Securities pursuant to this Agreement or
(ii) execute an agreement substantially identical in form to this Agreement with such Additional Agent, whereupon each such Additional Agent shall become an Agent hereunder on the same terms and conditions as the other Agents that are parties hereto. The Agents shall sign any amendment or supplement giving effect to the addition of any such firm as an Agent under this Agreement.

       14. Business Day. Time shall be of the essence in this Agreement and any Terms Agreement. As used herein, the term "BUSINESS DAY" shall mean any day which is not a Saturday or Sunday or legal holiday or a day on which banks in New York City are required or authorized by law or executive order to close.

       15. Applicable Law. This Agreement and any Terms Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, without giving effect to the conflict of laws provisions thereof.

       16. Counterparts. This Agreement and any Terms Agreement may be signed in counterparts, each of which shall be an original, and all of which together shall constitute one and the same instrument.

       17. Headings. The headings of the sections of this Agreement have been inserted for convenience of reference only and shall not be deemed a part of this Agreement.

        If the foregoing is in accordance with your understanding, please sign and return to us eight counterparts hereof, whereupon this letter and the acceptance by each of you thereof shall constitute a binding agreement between the Company and each of you in accordance with its terms.

                                    Very truly yours,

                                    AMERICAN STORES COMPANY



                                       By:  /s/ J. Greg Spencer
                                             Name:  J. Greg Spencer
                                             Title:  Senior Vice President,
                                                     Treasurer and Assistant
                                                     Secretary

Accepted in New York, New York, as of the date first above written:

J.P. MORGAN SECURITIES INC.



By:  /s/ Robert D. Post
     Name:  Robert D. Post
     Title:  Managing Director

MORGAN STANLEY & CO. INCORPORATED



By:  /s/ Kirsten Feldman
     Name:  Kirsten Feldman
     Title:  Managing Director

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED



By:  /s/ Scott G. Primrose
     Name:  Scott G. Primrose
     Title:  Authorized Signatory


SALOMON BROTHERS INC



By:  /s/ Dominick LePore
     Name:  Dominick LePore
     Title:  Vice President

                                                                       EXHIBIT A


                             AMERICAN STORES COMPANY

                           MEDIUM TERM NOTES, SERIES A

                                 TERMS AGREEMENT

                                                   ------, ----


AMERICAN STORES COMPANY
709 East South Temple
Salt Lake City, Utah 84102

Attention: Kathleen E. McDermott

        Re: DISTRIBUTION AGREEMENT DATED AS OF MARCH __ , 1998 (THE "DISTRIBUTION AGREEMENT")

        The undersigned agrees to purchase your Medium-Term Notes, Series A having the following terms:


Specified Currency:
                                         ---------------------------------------
Principal Amount:
                                         ---------------------------------------
Original Issue Date:
                                         ---------------------------------------
Settlement Date, Time and Place:
                                         ---------------------------------------
Maturity Date:
                                         ---------------------------------------
Purchase Price:                          [     ]% of Principal Amount, plus
                                         accrued interest, if any, from
                                         Settlement Date

Price to Public:                         [     ]% of Principal Amount, plus
                                         accrued interest, if any, from
                                         Settlement Date

Redemption Date(s):                      [                       ], commencing

Initial Redemption Price:
                                         ---------------------------------------

Annual Redemption Price Decrease:
                                         ---------------------------------------
Repayment Date(s):
                                         ---------------------------------------
Repayment Price:
                                         ---------------------------------------
Initial Accrual Period OID:
                                         ---------------------------------------
Original Yield to Maturity
                                         ---------------------------------------



                             [(For Fixed Rate Notes)

Interest Rate:
                                         ---------------------------------------
Applicability of modified payment upon
      acceleration:
                                         ---------------------------------------

If yes, state issue price:
                                         ---------------------------------------
Amortization Schedule:                                                         ]
                                         ---------------------------------------



                           *[(For Floating Rate Notes)

Initial Interest Rate:
                                         ---------------------------------------
Interest Rate Basis (Commercial paper,
        LIBOR, Treasury, _________):
                                         ---------------------------------------
Index   Maturity (30, 60, 90 days,
        6 months, 1 year, other):
                                         ---------------------------------------
Interest Reset Period (monthly,
        quarterly, semiannually,
        annually):
                                         ---------------------------------------
Interest payment Period (monthly,
        quarterly, semiannually,
        annually):
                                         ---------------------------------------
Spread:                                                             points (+/-)
                                         ---------------------------------------
Spread Multiplier:                                                     %
                                         ---------------------------------------


--------
        *See Prospectus Supplement dated ____________ for explanation of terms.

Maximum Interest Rate:                                                 %
                                         ---------------------------------------
Minimum Interest Rate:                                                 %
                                         ---------------------------------------
Initial Interest Reset Date:
                                         ---------------------------------------
Interest Reset Dates:
                                         ---------------------------------------
Interest Determination Dates:
                                         ---------------------------------------
Interest Payment Dates:
                                         ---------------------------------------
Calculation Agent:                                                             ]
                                         ---------------------------------------
Other terms of Securities:
                                         ---------------------------------------
Provisions relating to underwriter
     default; if any:
                                         ---------------------------------------

        The provisions of Sections 1, 2(b), 2(d), 4 through 8, 10, 11, 12, and 15 of the Distribution Agreement and the related definitions are incorporated by reference herein and shall be deemed to have the same force and effect as if set forth in full herein.

        This Agreement is subject to termination in our absolute discretion on the terms incorporated by reference herein and, if after the execution and delivery of this Agreement and prior to the Time of Delivery (i) trading generally shall have been suspended or materially limited on or by the New York Stock Exchange, (ii) trading of any securities of the Company shall have been suspended on any exchange or in any over-the-counter market, (iii) a general moratorium on commercial banking activities in New York shall have been declared by either Federal or New York State authorities, or (iv) there shall have occurred any outbreak or escalation of hostilities or other calamity or crisis (including a crisis in the financial markets) the effect of which, in the case of any of the foregoing clauses (i) through (iv), is so material and adverse as to make it, in our judgment, impracticable to market the Securities on the terms and in the manner contemplated in the Prospectus Supplement, and as otherwise agreed by the Company and us. If this Agreement is so terminated, the provisions set forth in the last sentence of Section 8(a) of the Distribution Agreement shall survive for the purpose of this Agreement.

        [The certificate referred to in Section 4(k) of the Distribution Agreement, the opinion referred to in Section 4(i) of the Distribution Agreement and the accountants' letter referred to in Section 4(j) of the Distribution will be required.]

                                     [Agent]


                                       By:
                                             Name:
                                             Title:
Accepted:

AMERICAN STORES COMPANY


By:
     Name:
     Title: